UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 6, 2012

Double Eagle Petroleum Co.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-33571	830214692
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1675 Broadway, Suite 2200, Denver, Colorado		80202
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	3037948445

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 6, 2012, the Board of Directors of Double Eagle Petroleum, Co. appointed Scott Baxter,51, as a director beginning January 1, 2013. Mr. Baxter’s term will expire at the Company’s Annual Meeting of Shareholders in 2013, subject to reelection by the Company’s shareholders at such time. Mr. Baxter was not selected pursuant to any arrangement or understanding with any person. Mr. Baxter is not being named to any committee of the Board at this time. Mr. Baxter will be compensated for his service on the Board pursuant to the existing compensation arragenements for non-employee directors described in detail in the Company's proxy statment dated April 14 2012 for the Comany's annual meeting of stockholders.

Mr. Baxter is the Managing Partner and founded Baxter Energy Partners in 2002. He has over 20 years of energy investment banking experience and has been responsible for building and overseeing industry groups at major investment investment banking firms. Mr. Baxter has advised a range of Fortune 500 and multinational companies and executed over $150 billion in transactions including M&A, restructurings, and debt & equity financing. Previously Mr. Baxter was head of the Energy Group for Houlihan Lokey and, prior to that, was Head of the Americas for J.P. Morgan's global energy investment banking group. Before that period, he was managing director of Citigroup's (Salomon Brothers) global energy investment banking group. He currently serves on the Board of Directors for Star Gas Partners and Weber State University Presidents' National Advisory Board. Mr. Baxter has also served as faculty member at Columbia's Graduate School of Business.

Mr. Baxter received his M.B.A from the University of Chicago School of Business and his B.S. from Weber State University.

Item 7.01 Regulation FD Disclosure.

On December 7, 2012, the Company issued a press release entitled "Double Eagle Petroleum Co. Announces Appointment of a New Board Member." The press release is attached as Exhibit 99.1 hereto.

In accordance with General Instruction B.2 of Form 8-K, the information in this Section 7.01 of this Current Report on Form 8-K shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01 Financial Statements and Exhibits.

Exhibits

99.1 Press Release dated, December 7, 2012

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Double Eagle Petroleum Co.

December 7, 2012	By:	/s/ Emily Maron

Name: Emily Maron
Title: Assistant Corporate Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated December 7, 2012